CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated February 1, 1996 in this Registration Statement (Form N-14 No. 333-13239) of Harding, Loevner Funds, Inc.

                                     					/s/ Rothstein, Kass & Company, P.C.
                                         					Rothstein, Kass & Company, P.C.



Roseland, New Jersey
November 5, 1996